Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Innovative Solutions and Support, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Geoffrey S. M. Hedrick
Geoffrey S. M. Hedrick
Chief Executive Officer and Director
December 21, 2018

/s/ Relland Winand
Relland Winand
Chief Financial Officer
December 21, 2018